                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2000



                               JABIL CIRCUIT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                      001-14063               38-1886260
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



             10560 Ninth Street North, St. Petersburg, Florida 33716
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



         Registrant's Telephone No., including area code: (727) 577-9749

                               JABIL CIRCUIT, INC.

Item 5.  Other Events.

         On March 16, 2000, Jabil Circuit, Inc., a Delaware corporation, issued the press release attached hereto as Exhibit 99 and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.


(c)      Exhibits

99       Press Release dated March 16, 2000.







                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Jabil Circuit, Inc.
                                                 Registrant



Date: March 16, 2000                             By: /s/ Chris A. Lewis
      --------------                                 -----------------------
                                                     Chris A. Lewis
                                                     Chief Financial Officer